UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 14, 2020
Wyndham Destinations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6277 Sea Harbor Drive
Orlando	Florida	32821
(Address of Principal Executive Offices)		(Zip Code)
	(407)	626-5200
(Registrant’s telephone number, including area code)
None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WYND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07             Submission of Matters to a Vote of Security Holders

(a)	Wyndham Destinations, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders on May 14, 2020 (the “Annual Meeting”).

(b)	At the Annual Meeting, three proposals were submitted to the Company’s shareholders. The proposals are described in more detail in the Proxy Statement. The final voting results were as follows:

Proposal 1

The Company’s shareholders elected the following Directors to serve for a term ending at the 2021 annual meeting, with each Director to serve until such Director’s successor is elected and qualified or until such Director’s earlier resignation, retirement, disqualification, or removal.

	Votes For	Votes Withheld	Broker Non-Votes
Louise F. Brady	66,675,639	1,261,564	5,574,803
Michael D. Brown	66,550,244	1,386,959	5,574,803
James E. Buckman	65,398,831	2,538,372	5,574,803
George Herrera	65,385,855	2,551,348	5,574,803
Stephen P. Holmes	65,182,563	2,754,640	5,574,803
Denny Marie Post	67,371,926	565,277	5,574,803
Ronald L. Rickles	67,068,419	868,784	5,574,803
Michael H. Wargotz	65,020,383	2,916,820	5,574,803

Proposal 2

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of our named executive officers in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
64,099,139	3,589,460	248,604	5,574,803

Proposal 3

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstain	Broker Non-Votes
70,580,547	2,848,453	83,006	0

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM DESTINATIONS, INC.

By: /s/ Elizabeth E. Dreyer
Name: Elizabeth E. Dreyer
Title: Chief Accounting Officer

Date: May 19, 2020